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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 12, 2001


                               The LTV Corporation
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                       1-4368                75-1070950
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(State or other Jurisdiction     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


200 Public Square
Cleveland, Ohio                                        44114-2308
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(Address of Principal                                  (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code:          (216) 622-5000
                                                     -------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         Effective December 12, 2001, The LTV Corporation (the "Company") amended and restated its bylaws to eliminate the requirement that a majority of the directors not be current or former employees or officers of the Company, and to eliminate the requirement for any officers, beyond those requirements imposed by law. The Company's bylaws, as amended and restated, are attached hereto as
Exhibit 3.

         On December 13, 2001, the Company issued the press release attached hereto as Exhibit 99.1. The resignations of John E. Jacob and Edward C. Joullian, III announced therein were not related to any disagreement with the Company on any matters relating to the Company's operations, policies or practices.

         On December 18, 2001, the Board of Directors of the Company accepted the resignations of directors Colin Blaydon and Vincent Sarni. The resignations of Colin Blaydon and Vincent Sarni were not related to any disagreement with the Company on any matters relating to the Company's operations, policies or practices. The Board then elected Frank E. Filipovitz a director of The LTV Corporation. Mr. Filipovitz is the Company's general manager of human resources.

         In other actions, the Board advised persons trading its common stock that the Company believes its shares are worthless. LTV common stock is posted on the Over-the-Counter Bulletin Board (LTVCQ). The Company does not expect that common shareholders will receive any value through the implementation of the bankruptcy court-approved Asset Protection Plan or through a Plan of Reorganization under chapter 11 of the U.S. Bankruptcy Code.

         "We are concerned that there is speculation in LTV common stock in the Over-the-Counter market. We do not understand the continued purchase of these shares as there is no set of circumstances, in our opinion, in which common shareholders will receive any value through the bankruptcy proceedings," said Glenn J. Moran, chairman and chief executive officer.

         The Company also said that it did not expect sufficient value to be generated by the sale of assets to provide a recovery for common shareholders. It noted that this fact was recognized when the U.S. Trustee disbanded the LTV Equity Committee on November 28, 2001.

         LTV said that it intends to request from the Securities and Exchange Commission relief from the reporting requirements of Section 13(a) of the Securities Exchange Act of 1934 to enable the Company to cease filing Annual Reports on Form 10K and Quarterly Reports on Form 10Q.

         On December 7, 2001 the U.S. Bankruptcy Court, Northern District of Ohio, Eastern Division, approved implementation of LTV's Asset Protection Plan
(APP). The APP provided for the cessation of production, hot idling of steelmaking facilities, sale and liquidation of the integrated steel assets. The APP also approved LTV's plan to sell the assets of LTV Copperweld, its metal fabrication subsidiary.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

Exhibit Number         Exhibit
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      3                Amended and Restated Bylaws of The LTV Corporation
      99.1             Press Release, dated December 13, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           The LTV Corporation
                                                (Registrant)


Date:  December 20, 2001                   By:   /s/ Glenn J. Moran
                                                 --------------------
                                                 Glenn J. Moran
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number     Exhibit
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    3              Amended and Restated Bylaws of The LTV Corporation
    99.1           Press Release, dated December 13, 2001